================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       -----------------------------------



date of Report:   May 7, 2004
Date of Earliest Event Reported:    May 7, 2004

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     001-15395                52-2187059
   (State or other          (Commission File Number)      (I.R.S. Employer
   jurisdiction of                                      Identification Number)
   incorporation or
    organization)
                               11 West 42nd Street
                               New York, NY 10036
                    (Address of principal executive offices)




Registrant's telephone number, including area code:           (212) 827-8000

Item 7.       Financial Statements and Exhibits.
              ---------------------------------

              (c)      Exhibit    Description

                       99.1 Martha Stewart Living Omnimedia, Inc. Press Release, dated May 7, 2004.

Item 12.      Results of Operations and Financial Condition.
              ---------------------------------------------

         On May, 7 2004, the Registrant issued a press release relating to its financial results for the first quarter of 2004. The full text of the press release is attached hereto as Exhibit 99.1 to this report.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



         Dated: May 7, 2004


                          MARTHA STEWART LIVING OMNIMEDIA, INC.


                          By:        /s/ James Follo
                             -------------------------------------------
                                James Follo
                                Executive Vice President, Chief Financial and Administrative Officer

                                Index of Exhibits

Exhibit No.                       Description
-----------                       -----------

99.1          Martha Stewart Living Omnimedia, Inc. press release, dated May 7,
              2004.